SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 12, 2018 (September 4, 2018)

MoneyOnMobile, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Texas	000-53997	20-8592825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street, Suite 2850, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (214) 758-8600

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant's Certifying Accountant.

On September 4, 2018, MoneyOnMobile, Inc., a Texas corporation (the “Company”), received a letter from RBSM LLP (RBSM or the "Firm”) notifying the Company of its resignation as its independent registered public accounting firm. In the letter dated September 4, 2018, the Company also was informed by RBSM in accordance with Section 10A(b)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (the “10A Letter”). RBSM was appointed by the Company on March 14, 2018 to audit the Company’s March 31, 2018 consolidated financial statements. RBSM has not issued any reports with respect to the Company’s financial statements.

In its letter of resignation to the Company dated September 4, 2018 (the "Resignation Letter”), RBSM described to the Company that its resignation was as a result of (i) an impairment on RBSM’s independence due to a communication from the Company that was viewed by RBSM as a threat of litigation against RBSM; (ii) its determination that certain irregularities identified in a letter dated July 21, 2018 from RBSM to the Company’s Audit Committee (the “July 21 Letter”) and described more fully below, may constitute illegal acts that could have a material effect on the financial statements of the Company for the purposes of Section 10A of the Securities Exchange Act of 1934, as amended in and (iii) RBSM’s belief of certain deliberate actions of the management of the Company’s subsidiary to interfere with the audit process.

The potential irregularities identified by RBSM in the July 21 Letter consisted of the following:

•
Based upon claims made by a senior member of the accounting and finance department of the Company’s Indian subsidiaries, there were allegations of potential fraud and illegal acts at the Company. The individual informed RBSM that there was fraud committed by members of the Company’s US and Indian management team which impacted the Indian subsidiary accounting records and likely the Company’s consolidated financial statements.

•	There is open discord between the US management and minority shareholders and management of the Indian subsidiaries.

•	The production of requested documents supporting management’s assertions in the financial statements has been purposely delayed or not provided to us.

•
Responses to our Firm’s inquiries of Company’s management as to the existence of fraud and confirmation of related party transactions, have been consistently ignored and have purposely not been provided by the Indian management team.

•
The audited financial statements for the fiscal year ended March 31, 2017 filed by SVR with the Indian Government are materially different than the financial information used for the Company’s consolidated financial statements for the fiscal year ended March 31, 2017. The footnotes to the Company’s consolidated financial statements for the fiscal years ended March 31, 2017 and 2016 do not disclose that SVR is a related party. The audited financial statements for SVR filed with the Indian authority were approved by US management.

The foregoing description of the reasons for RBSM’s resignation as the Company’s independent auditor does not purport to be complete and is qualified in its entirety by reference to the full text of the Resignation Letter, a copy of which is attached hereto as Exhibit 16.1 and incorporated herein by reference.

Subsequent to the Company’s Audit Committee receiving the July 21 Letter from RBSM, the Company’s Audit Committee commenced an investigation into the matters stated above (“Independent Investigation”). The Audit Committee did not engage any independent counsel or forensic accounting experts due to a lack of financial resources. The Company’s Audit Committee chair provided the Audit Committee, the Board of Directors and RBSM with a summary of the investigation and the findings. The findings included that there may be illegal acts, as defined in Section 10A of the Exchange Act, committed by the Company relating to its operations in India, including incomplete disclosures regarding related party transactions. The Company's CEO and Chairman disputes the findings of the Audit Committee Chairman’s Investigation, and denies that any willful illegal acts occurred until a full and complete investigation is completed. The Company's CEO and Chairman has informed the Company that the CEO and Chairman vehemently disagrees with many of the allegations of the report of the Audit Committee, and will respond to such allegations in due course.

RBSM has advised the Company in the letter dated September 4, 2018 that the findings of the Audit Committee Investigation may materially impact the financial statements issued covering the fiscal period ended March 31, 2017 and 2016 in the following ways: 1) certain disclosures are required to be added and improved with respect to the transactions between the Registrant Company and the purchase of SVR Retail, Pvt. Ltd., the Audit Committee’s Investigation and the identification of the potential illegal acts; 2) there may be a material direct impact to the financial statements to that were issued covering the fiscal period ended March 31, 2017 and 2016 the related disclosures as a result of transaction between the Company and SVR Retail Pvt. Ltd. In fiscal years 2017 and 2016, which has not yet been fully investigated by the Audit Committee or the Company.

Except as described above, during the period March 14, 2018 through September 4, 2018, the date of resignation (i) there were no disagreements between the Company and RBSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of RBSM, would have caused RBSM to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements; and (ii) there were no other reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

The Company’s Audit Committee prior to their resignation on August 30, 2018, had discussed with RBSM the irregularities set forth above, and the Company will authorize RBSM to respond fully to the inquiries of the successor accountant concerning the subject matter of each of the aforementioned irregularities.

We provided RBSM, with a copy of this disclosure before the filing was made with the SEC. We requested that RBSM, provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements, and we received a letter from RBSM, stating that it agrees with the above statements. A copy of such letter, dated as of September 10, 2018 is filed as Exhibit 16.2 to this report.

As of the date hereof, the Company has not engaged a registered independent public accounting firm to succeed RBSM and to audit its March 31, 2018 financial statements. When the Company does engage a new firm, however, the Company intends to authorize RBSM to respond fully to the inquiries of the successor accounting firm concerning the foregoing matters.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letters from RBSM LLP dated September 4, 2018 and July 21, 2018
16.2	Letter from RBSM LLP dated September 12, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

MONEYONMOBILE, INC.

September 12, 2018	By:	/s/ Scott S. Arey
Scott S. Arey
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
16.1	Letters from RBSM LLP dated September 4, 2018 and July 21, 2018
16.2	Letter from RBSM LLP dated September 12, 2018